Exhibit 99.1
Domo Announces Fourth Quarter and Fiscal 2024 Financial Results

Silicon Slopes, Utah - March 7, 2024 - Domo, Inc. (Nasdaq: DOMO) today announced results for its fiscal fourth quarter ended January 31, 2024.

Fiscal Fourth Quarter Results
•Total revenue was $80.2 million, an increase of 1% year over year
•Subscription revenue was $71.9 million, an increase of 2% year over year
•Billings were $105.4 million, an increase of 1% year over year
•Net cash provided by operating activities was $5.4 million
•GAAP operating margin increased by 4 percentage points year over year
•Non-GAAP operating margin increased by 1 percentage point year over year
•GAAP net loss was $18.7 million, and GAAP net loss per share was $0.51, based on 36.8 million weighted-average shares outstanding
•Non-GAAP net loss was $1.9 million, and non-GAAP net loss per share was $0.05, based on 36.8 million weighted-average shares outstanding
•Cash, cash equivalents, and restricted cash were $60.9 million as of January 31, 2024

Full Year Fiscal 2024 Results
•Total revenue was $319.0 million, an increase of 3% year over year
•Subscription revenue was $285.5 million, an increase of 5% year over year
•Billings were $321.1 million, a decrease of 1% year over year
•Net cash provided by operating activities was $2.6 million
•GAAP operating margin increased by 12 percentage points year over year
•Non-GAAP operating margin increased by 5 percentage points year over year
•GAAP net loss was $75.6 million, and GAAP net loss per share was $2.10, based on 36.1 million weighted-average shares outstanding
•Non-GAAP net loss was $8.8 million, and non-GAAP net loss per share was $0.25, based on 36.1 million weighted-average shares outstanding

“The strategic investments we’re making this year will help customers capitalize on the new opportunities offered through artificial intelligence (AI) and data, making it easier and faster to scale Domo’s full suite of solutions across the entire organization,” said Josh James, founder and CEO, Domo. “We’re confident in our focus areas to build on our momentum, and to position Domo for growth in the coming year.”

Exhibit 99.1
Recent Highlights
We believe the following announcements and recognition demonstrate our commitment to product innovation and customer value:
•Domo received several 2023 Ventana Research Buyers Guides, including being named an Overall Leader in the Buyers Guide for Collaborative Analytics and an Exemplary Vendor in the Buyers Guides for: Analytics and Data; Augmented Analytics; Embedded Analytics; and Mobile Analytics.
•Domo was the number one vendor in the latest Dresner Advisory Wisdom of Crowds® Analytical Platforms Market Study.
•Domo's Domo.AI solution was named a finalist in the 2023 Cloud Awards' Best Use of AI category.
•For the twelfth consecutive year, Domo was named a Best Company to Work For by Utah Business Magazine.

Business Outlook
Based on information available as of March 7, 2024, Domo is providing the following guidance for its first fiscal quarter and full year fiscal 2025:
Q1 Fiscal 2025
•Revenue is expected to be in the range of $79.0 million to $80.0 million
•Non-GAAP net loss per share, basic and diluted, is expected to be between $0.21 and $0.25 based on 37.4 million weighted-average shares outstanding, basic and diluted
Full Year Fiscal 2025
•Revenue is expected to be in the range of $315.0 million to $323.0 million
•Non-GAAP net loss per share, basic and diluted, is expected to be between $0.36 and $0.46 based on 38.5 million weighted-average shares outstanding, basic and diluted
We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because certain items that impact these measures are not within our control or cannot be reasonably predicted.

Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2024 fourth quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir and a live dial-in is available at (877) 484-6065 or (201) 689-8846.

Exhibit 99.1
A replay will be available at (877) 660-6853 or (201) 612-7415 with the access ID# 13744597 following the completion of the conference call until 11:59p.m. (ET) April 7, 2024.

About Domo
Domo puts data to work for everyone so they can multiply their impact on the business. Our cloud-native data experience platform goes beyond traditional business intelligence and analytics, making data visible and actionable with user-friendly dashboards and apps. Underpinned by AI, data science and a secure data foundation that connects with existing cloud and legacy systems, Domo helps companies optimize critical business processes at scale and in record time to spark the bold curiosity that powers exponential business results.

For more information, visit www.domo.com. You can also follow Domo on X, Facebook and LinkedIn.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo’s website, press releases, filings with the U.S. Securities and Exchange Commission (SEC), blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, the @Domotalk X account and the @JoshJames X account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described here may be updated from time to time as listed on our investor relations webpage.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: billings, non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, and adjusted free cash flow. In computing these measures, we exclude the effects of certain items including stock-based compensation expense, amortization of certain intangible assets, severance of executive officers who report to the Chief Executive Officer, and proceeds from shares issued in connection with the employee stock purchase plan.

Exhibit 99.1
As it relates to adjusted free cash flow, we add back amounts equal to the proceeds from shares issued in connection with employee stock purchase plan to reflect the non-cash nature of these transactions. Because no cash is exchanged in these transactions, showing proceeds in the financing section of the statement of cash flows as required by GAAP results in a corresponding decrease in the operating section, which management believes is not indicative of actual cash used in or provided by our operations. We believe that this non-GAAP cash metric is useful because it provides investors with the same information that management uses to consistently evaluate, forecast and measure the Company’s actual cash flows and its ability to achieve and maintain positive cash flows.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

During fiscal year 2024, we revised our definition for non-GAAP statement of operations line items to adjust for executive severance expenses. We have revised the prior period amounts to conform to our current period presentation.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Exhibit 99.1
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements of our Chief Executive Officer, statements regarding our future, expectations for RPO in the next 12 months, our financial outlook for our first fiscal quarter and full fiscal year 2025, and results for future periods. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the SEC, including, without limitation, the Annual Report on Form 10-K filed with the SEC on March 27, 2023, our most recent Quarterly Report on Form 10-Q filed with the SEC on December 8, 2023 and the Annual Report on Form 10-K for the year ended January 31, 2024 expected to be filed with the SEC on or about April 1, 2024. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.
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Domo is a registered trademark of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2023	2024	2023	2024
Revenue:
Subscription	$70,268	$71,906	$271,290	$285,500
Professional services and other	9,356	8,278	37,355	33,489
Total revenue	79,624	80,184	308,645	318,989
Cost of revenue:
Subscription (1)	10,574	12,457	43,295	46,045
Professional services and other (1)	7,616	6,578	29,783	29,425
Total cost of revenue	18,190	19,035	73,078	75,470
Gross profit	61,434	61,149	235,567	243,519

Operating expenses:
Sales and marketing (1), (3)	42,001	39,438	173,300	163,902
Research and development (1)	21,985	21,118	95,093	85,049
General and administrative (1), (2), (3)	13,533	13,940	56,047	49,449
Total operating expenses	77,519	74,496	324,440	298,400
Loss from operations	(16,085)	(13,347)	(88,873)	(54,881)

Other expense, net (1)	(3,116)	(4,882)	(15,499)	(19,431)
Loss before income taxes	(19,201)	(18,229)	(104,372)	(74,312)
Provision for income taxes	612	456	1,179	1,257
Net loss	$(19,813)	$(18,685)	$(105,551)	$(75,569)

Net loss per share (basic and diluted)	$(0.57)	$(0.51)	$(3.10)	$(2.10)
Weighted-average number of shares (basic and diluted)	34,681	36,759	34,092	36,050

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$500	$852	$2,676	$2,810
Professional services and other	483	424	1,822	1,735
Sales and marketing	7,352	5,755	30,636	25,015
Research and development	5,139	5,306	24,335	19,520
General and administrative	5,361	3,923	23,680	14,565
Other expense, net	160	187	710	703
Total stock-based compensation expenses	$18,995	$16,447	$83,859	$64,348

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$20	$20	$80	$80

(3) Includes executive officer severance, as follows:
Sales and marketing	$—	$307	$620	$750
General and administrative	—	—	—	1,553
Total executive officer severance	$—	$307	$620	$2,303

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	January 31,
	2023	2024
Assets
Current assets:
Cash, cash equivalents, and restricted cash	$66,500	$60,939
Accounts receivable, net	78,958	67,197
Contract acquisition costs	15,908	16,006
Prepaid expenses and other current assets	7,447	9,602
Total current assets	168,813	153,744

Property and equipment, net	21,375	27,003
Right-of-use assets	15,255	11,746
Contract acquisition costs, noncurrent	22,299	19,542
Intangible assets, net	2,794	2,740
Goodwill	9,478	9,478
Other assets	2,102	1,407
Total assets	$242,116	$225,660

Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$12,120	$4,313
Accrued expenses and other current liabilities	49,306	43,430
Lease liabilities	4,905	4,807
Current portion of deferred revenue	182,273	185,250
Total current liabilities	248,604	237,800

Lease liabilities, noncurrent	15,271	11,135
Deferred revenue, noncurrent	3,609	2,736
Other liabilities, noncurrent	12,425	14,001
Long-term debt	108,607	113,534
Total liabilities	388,516	379,206

Commitments and contingencies

Stockholders' deficit:
Common stock	35	37
Additional paid-in capital	1,183,921	1,252,200
Accumulated other comprehensive loss	(322)	(180)
Accumulated deficit	(1,330,034)	(1,405,603)
Total stockholders' deficit	(146,400)	(153,546)
Total liabilities and stockholders' deficit	$242,116	$225,660

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2023	2024	2023	2024
Cash flows from operating activities
Net loss	$(19,813)	$(18,685)	$(105,551)	$(75,569)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	1,201	1,884	5,290	6,622
Non-cash lease expense	1,365	1,083	4,727	4,318
Amortization of contract acquisition costs	4,118	4,416	16,943	17,770
Stock-based compensation	18,995	16,447	83,859	64,348
Other, net	3,741	1,092	6,768	4,735
Changes in operating assets and liabilities:
Accounts receivable, net	(25,644)	(11,989)	(14,809)	11,761
Contract acquisition costs	(5,312)	(4,403)	(16,999)	(15,324)
Prepaid expenses and other assets	327	(1,420)	2,390	(1,593)
Accounts payable	(6,344)	(6,008)	6,947	(6,974)
Operating lease liabilities	(2,801)	(1,123)	(6,179)	(5,177)
Accrued and other liabilities	2,469	(1,077)	(9,403)	(4,438)
Deferred revenue	24,867	25,228	15,127	2,104
Net cash (used in) provided by operating activities	(2,831)	5,445	(10,890)	2,583

Cash flows from investing activities
Purchases of property and equipment	(2,923)	(2,520)	(7,996)	(11,734)
Purchases of intangible assets	—	—	—	(26)
Net cash used in investing activities	(2,923)	(2,520)	(7,996)	(11,760)

Cash flows from financing activities
Proceeds from shares issued in connection with employee stock purchase plan	—	—	1,563	3,406
Proceeds from structured payables	—	—	6,624	—
Payments on structured payables	—	—	(6,624)	—
Proceeds from exercise of stock options	—	—	861	65
Net cash provided by financing activities	—	—	2,424	3,471
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	1,172	627	(599)	145
Net (decrease) increase in cash, cash equivalents, and restricted cash	(4,582)	3,552	(17,061)	(5,561)
Cash, cash equivalents, and restricted cash at beginning of period	71,082	57,387	83,561	66,500
Cash, cash equivalents, and restricted cash at end of period	$66,500	$60,939	$66,500	$60,939

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2023	2024	2023	2024
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$70,268	$71,906	$271,290	$285,500
Cost of revenue:
Subscription	10,574	12,457	43,295	46,045
Subscription gross profit on a GAAP basis	59,694	59,449	227,995	239,455
Subscription gross margin on a GAAP basis	85%	83%	84%	84%

Stock-based compensation	500	852	2,676	2,810
Subscription gross profit on a non-GAAP basis	$60,194	$60,301	$230,671	$242,265
Subscription gross margin on a non-GAAP basis	86%	84%	85%	85%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$77,519	$74,496	$324,440	$298,400
Stock-based compensation	(17,852)	(14,984)	(78,651)	(59,100)
Amortization of certain intangible assets	(20)	(20)	(80)	(80)
Executive officer severance (1)	—	(307)	(620)	(2,303)
Total operating expenses on a non-GAAP basis	$59,647	$59,185	$245,089	$236,917

Reconciliation of Operating Loss on a GAAP Basis to Operating Income (Loss) on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(16,085)	$(13,347)	$(88,873)	$(54,881)
Stock-based compensation	18,835	16,260	83,149	63,645
Amortization of certain intangible assets	20	20	80	80
Executive officer severance (1)	—	307	620	2,303
Operating income (loss) on a non-GAAP basis	$2,770	$3,240	$(5,024)	$11,147

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(20)%	(17)%	(29)%	(17)%
Stock-based compensation	23	21	27	19
Executive officer severance (1)	—	—	—	1
Operating margin on a non-GAAP basis	3%	4%	(2)%	3%

Reconciliation of Net Loss on a GAAP Basis to Net Loss on a Non-GAAP Basis:
Net loss on a GAAP basis	$(19,813)	$(18,685)	$(105,551)	$(75,569)
Stock-based compensation	18,995	16,447	83,859	64,348
Amortization of certain intangible assets	20	20	80	80
Executive officer severance (1)	—	307	620	2,303
Net loss on a non-GAAP basis	$(798)	$(1,911)	$(20,992)	$(8,838)

Reconciliation of Net Loss per Share on a GAAP Basis to Net Loss per Share on a Non-GAAP Basis:
Net loss per share on a GAAP basis	$(0.57)	$(0.51)	$(3.10)	$(2.10)
Stock-based compensation	0.55	0.45	2.47	1.79
Executive officer severance (1)	—	0.01	0.01	0.06
Net loss per share on a non-GAAP basis	$(0.02)	$(0.05)	$(0.62)	$(0.25)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2023	2024	2023	2024
Billings:
Total revenue	$79,624	$80,184	$308,645	$318,989
Add:
Deferred revenue (end of period)	182,273	185,250	182,273	185,250
Deferred revenue, noncurrent (end of period)	3,609	2,736	3,609	2,736
Less:
Deferred revenue (beginning of period)	(157,915)	(158,522)	(168,335)	(182,273)
Deferred revenue, noncurrent (beginning of period)	(3,100)	(4,236)	(2,420)	(3,609)
Increase in deferred revenue (current and noncurrent)	24,867	25,228	15,127	2,104
Billings	$104,491	$105,412	$323,772	$321,093

Reconciliation of Net Cash (Used in) Provided by Operating Activities to Adjusted Free Cash Flow:
Net cash (used in) provided by operating activities	$(2,831)	$5,445	$(10,890)	$2,583
Proceeds from shares issued in connection with employee stock purchase plan	—	—	1,563	3,406
Purchases of property and equipment	(2,923)	(2,520)	(7,996)	(11,734)
Adjusted free cash flow	$(5,754)	$2,925	$(17,323)	$(5,745)

(1) During the current fiscal year, we revised our definition for non-GAAP statement of operations line items to adjust for executive severance expenses. We have revised the prior period amounts to conform to our current period presentation.